UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

June 21, 2018
Date of Report (Date of earliest event reported)

Axon Enterprise, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-16391 (Commission File Number)	86-0741227 (IRS Employer Identification No.)

17800 N. 85th St.
Scottsdale, Arizona 85255
(Address of principal executive offices, including zip code)

(480) 991-0797
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

TABLE OF CONTENTS

Item 8.01 Other Events
SIGNATURE

Item 8.01 Other Events

Axon Enterprise, Inc. ("Axon" the "Company") is updating shareholders and analysts with the following financial information to reflect events occurring subsequent to its quarterly filing for the quarter ended March 31, 2018, as well as select supplemental information about the Company's historical results of operations.

Axon's Shares Outstanding

Upon completion of the Company's follow-on equity offering, the Company had 58,244,665 shares issued and outstanding as of May 21, 2018. The number of shares outstanding takes into account the shares issued during the follow-on offering and the exercise of the underwriter's over-allotment option.

GAAP Stock-Based Compensation Costs Associated with CEO Stock Plan

At the Company's annual meeting of shareholders on May 24, 2018 ("Annual Meeting"), its shareholders approved a new performance-based option award (the "CEO Performance Award") pursuant to which Patrick W. Smith forgoes a typical salary and bonus, and instead receives equity incentive compensation that is 100% tied to the Company achieving certain market capitalization and operational goals over the next 10 years.

Given the Company's current estimates and projections, it expects to recognize approximately $3.0 million of stock-based compensation expense associated with the CEO Performance Award during 2018, recognized ratably from May 24, 2018 through December 31, 2018. This amount may change subject to the Company's actual results as well as changes in forecasts and assumptions. The Company will provide further disclosures specifically related to the inputs and methodology surrounding the stock-based compensation expense related to the CEO Performance Award in its next quarterly report on Form 10-Q.

GAAP to Non-GAAP Historical Reconciliation

Starting in February 2018, with the Company's earnings release for the fourth quarter ended December 31, 2017, it began presenting Non-GAAP net income that excluded the impact of non-cash stock-based compensation and certain discrete items. To assist shareholders in comparing prior results, the Company is providing the past five quarters of GAAP to Non-GAAP reconciliations, including the income tax effects of the adjusting items (in thousands):

	Three Months Ended
	March 31, 2018	December 31, 2017 (1)	September 30, 2017 (1)	June 30, 2017 (1)	March 31, 2017 (1)
Non-GAAP net income:	(in thousands)
GAAP net income (loss)	$12,926	$(2,071)	$422	$2,276	$4,580
Non-GAAP adjustments:
Stock-based compensation expense	4,093	4,187	4,000	3,976	3,447
Loss on disposal or abandonment of intangible assets	—	1,146	—	—	—
Loss (gain) on disposal or abandonment of property and equipment	34	(28)	—	—	—
One-time charge related to Tax Cuts and Jobs Act	—	8,012	—	—	—
Income tax effects	(1,002)	(1,999)	(1,515)	(1,492)	(1,291)
Non-GAAP net income	$16,051	$9,247	$2,907	$4,760	$6,736
(1) Amounts have not been adjusted under the modified retrospective method of adoption of Topic 606, and are presented consistent with the prior period amounts reported under ASC 605.

	Three Months Ended
	March 31, 2018	December 31, 2017 (1)	September 30, 2017 (1)	June 30, 2017 (1)	March 31, 2017 (1)
Non-GAAP diluted earnings per share:
GAAP net income (loss)	$0.24	$(0.04)	$0.01	$0.04	$0.09
Non-GAAP adjustments:
Stock-based compensation expense	0.08	0.08	0.07	0.07	0.06
Loss on disposal or abandonment of intangible assets	—	0.02	—	—	—
Loss (gain) on disposal or abandonment of property and equipment	0.00	(0.00)	—	—	—
One-time charge related to Tax Cuts and Jobs Act	—	0.15	—	—	—
Income tax effects	(0.02)	(0.04)	(0.03)	(0.03)	(0.02)
Non-GAAP diluted earnings per share (2)	$0.29	$0.17	$0.05	$0.09	$0.13

Weighted average number of diluted common and common equivalent shares outstanding (in thousands)	54,532	54,069	53,843	53,770	53,677
(1) Amounts have not been adjusted under the modified retrospective method of adoption of Topic 606, and are presented consistent with the prior period amounts reported under ASC 605.
(2) The per share calculations for GAAP net income (loss), Non-GAAP adjustments and Non-GAAP diluted earnings per share are each computed independently. Per share amounts may not sum due to rounding.

	Three Months Ended
	March 31, 2018	December 31, 2017 (1)	September 30, 2017 (1)	June 30, 2017 (1)	March 31, 2017 (1)
	(dollars in thousands)
Net income (loss)	$12,926	$(2,071)	$422	$2,276	$4,580
Depreciation and amortization	2,411	2,364	2,277	1,796	1,604
Interest expense	20	54	49	45	38
Investment interest income	(75)	(227)	(189)	(221)	(267)
Provision for income taxes	1,920	9,137	209	232	976
EBITDA	$17,202	$9,257	$2,768	$4,128	$6,931

Adjustments:
Stock-based compensation expense	$4,093	$4,187	$4,000	$3,976	$3,447
Net (gain) loss on disposal of property and equipment	34	(28)	—	—	—
Loss on disposal and abandonment of intangible assets	—	$1,146	—	—	—
Adjusted EBITDA	$21,329	$14,562	$6,768	$8,104	$10,378
Net income (loss) as a percentage of net sales	12.8%	(2.2)%	0.5%	2.9%	5.8%
Adjusted EBITDA as a percentage of net sales	21.1%	15.4%	7.5%	10.2%	13.1%
(1) Amounts have not been adjusted under the modified retrospective method of adoption of Topic 606, and are presented consistent with the prior period amounts reported under ASC 605.

Please see “Caution on Use of Non-GAAP Measures” below for further discussion about Non-GAAP measures.

VIEVU Acquisition and Integration Costs

In the second quarter ending June 30, 2018, the Company expects to incur $1.0 million to $1.3 million in non-recurring acquisition and integration costs associated with the acquisition of VIEVU, LLC ("VIEVU") that was announced on May 4, 2018.

Annual Guidance from 8-K filed on May 8, 2018, Exhibit 99.1 Not Affected

The above information is supplemental to the Company's earnings release for the quarter ended March 31, 2018. The information presented does not change the Company's annual guidance filed with the SEC on Form 8-K on May 8, 2018.

The Company disclosed in its Form 8-K filed on May 8, 2018 that operating margin guidance excluded non-recurring transaction and integration costs related to the VIEVU acquisition and non-cash stock-based compensation expense associated with the CEO Performance Award.

Non-GAAP Measures

To supplement the Company's financial results presented in accordance with GAAP, we present the non-GAAP financial measures of EBITDA, Adjusted EBITDA, Non-GAAP Net Income and Non-GAAP Diluted Earnings Per Share. The Company's management uses these non-GAAP financial measures in evaluating the Company's performance in comparison to prior periods. We believe that both management and investors benefit from referring to these non-GAAP financial measures in assessing its performance, and when planning and forecasting our future periods. A reconciliation of GAAP to the non-GAAP financial measures is presented above.

•	EBITDA (Most comparable GAAP Measure: Net income) - Earnings before interest expense, investment interest income, taxes, depreciation and amortization.

•
Adjusted EBITDA (Most comparable GAAP Measure: Net income) - Earnings before interest expense, investment interest income, taxes, depreciation, amortization, non-cash stock-based compensation expense and pre-tax other certain items (described above).

•
Non-GAAP Net Income (Most comparable GAAP Measure: Net income) - Net income excluding the costs of non-cash stock-based compensation and excluding pre-tax certain other items (described above), including, but not limited to, net gain/loss/write-down/disposal/abandonment of property, equipment and intangible assets; and loss on impairment. The Company tax-effects non-GAAP adjustments using the blended statutory federal and state tax rates for each period presented.

•
Non-GAAP Diluted Earnings Per Shares (Most Comparable GAAP Measure: Earnings Per share) - Measure of Company's Non-GAAP Net Income divided by the weighted average number of diluted common shares outstanding during the period presented.

Caution on Use of Non-GAAP Measures

Although these non-GAAP financial measures are not consistent with GAAP, management believes investors will benefit by referring to these non-GAAP financial measures when assessing the Company's operating results, as well as when forecasting and analyzing future periods. However, management recognizes that:

•	these non-GAAP financial measures are limited in their usefulness and should be considered only as a supplement to the Company's GAAP financial measures;

•	these non-GAAP financial measures should not be considered in isolation from, or as a substitute for, the Company's GAAP financial measures;

•	these non-GAAP financial measures should not be considered to be superior to the Company's GAAP financial measures; and

•
these non-GAAP financial measures were not prepared in accordance with GAAP and investors should not assume that the non-GAAP financial measures presented in this earnings release were prepared under a comprehensive set of rules or principles.

Further, these non-GAAP financial measures may be unique to the Company, as they may be different from similarly titled non-GAAP financial measures used by other companies. As such, this presentation of non-GAAP financial measures may not enhance the comparability of the Company's results to the results of other companies.

Forward-Looking Statements

This 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the "Securities Act"), and Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), including statements regarding our estimated stock-based compensation expense during 2018 related to the CEO Performance Award, estimated non-recurring acquisition and integration costs related to the integration of VIEVU, and other statements relating to our expectations, beliefs, intentions or strategies regarding the future. We intend that such forward-looking statements be subject to the safe-harbor provided by the Private Securities Litigation Reform Act of 1995. The forward-looking information is based upon current information and expectations regarding Axon Enterprise, Inc. These estimates and statements speak only as of the date on which they are made, are not guarantees of future performance, and involve certain risks, uncertainties and assumptions that are difficult to predict. Axon Enterprise, Inc. assumes no obligation to update the information contained in this 8-K, except as required by law.

We caution that these statements are qualified by important factors that could cause actual results to differ materially from those reflected by the forward looking statements herein. Such factors include, but are not limited to: market acceptance of our products; our dependence on sales of our TASER X26P and X2 CEWs; acceptance of our Evidence.com software as a service delivery model by our law enforcement customers; our ability to design, introduce and sell new products; delays in development schedules; rapid technological change and competition; product defects; breach of our security measures resulting in unauthorized access to customer data; outages and disruptions relating to our Evidence.com service; budgetary and political constraints of prospects and customers; the length of our sales cycle and our ability to realize benefits from our marketing and selling efforts; our exposure to cancellations of government contracts due to appropriation clauses or non-exercise of contractually optional periods; that the delayed cash collections resulting from subscription billing arrangements may increase customer credit risk on receivables; changes in civil forfeiture laws; the long-term revenue recognition cycle for our SaaS Evidence.com product; our reliance on third party cloud-based storage providers; litigation risks resulting from alleged product-related injuries and media publicity concerning allegations of deaths occurring after use of the TASER device and the negative impact this publicity could have on sales; the outcome of pending or future litigation; our ability to protect our intellectual property as well as intellectual property infringement claims and relating litigation costs; challenges obtaining and enforcing our patent rights in foreign countries; risks of governmental regulations, including regulations of our products by the United States Consumer Product Safety Commission, regulation of our products as a "crime control" product by the Federal government, state and local government regulation and foreign regulation and the adverse effects that could result from our products being classified as firearms by the United States Bureau of Alcohol, Tobacco, Firearms and Explosives; regulatory and political challenges presented by international markets; the adverse effect of the United Kingdom's exit from the European Union; our compliance with regulations governing the environment, including but not limited to, regulations within the European Union; regulations relating to voice, data and communications services; regulations relating to conflict minerals; our dependence on third party suppliers for key components of our products; component shortages; rising costs of raw materials and transportation relating to petroleum prices; that we may experience declines in gross margins due to a shift in product sales from CEWs to sensor devices; our ability to manage our growth and increase manufacturing production to meet demand; establishment and expansion of our direct and indirect distribution channels; our ability to pursue sales directly with customers; risks relating to acquisitions and joint ventures; goodwill impairment; catastrophic events; the adverse effects on our operations and financial results from foreign currency fluctuations; fluctuations in our effective tax rate; the impact of changes in tax laws, including with respect to international business activities; counter-party risks relating to cash balances held in excess of FDIC insurance limits; employee retention risks; our dependence on our CEO, Patrick W. Smith; our ability to remedy the identified material weakness; volatility in our stock price; quarterly fluctuations in our operating results; and other factors identified in documents filed by us with the Securities and Exchange Commission, including those set forth in our Form 10-K for the year ended December 31, 2017 and our Form 10-Q for the quarter ended March 31, 2018.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 21, 2018	Axon Enterprise, Inc.
	By:	/s/ JAWAD A. AHSAN
Jawad A. Ahsan
Chief Financial Officer